UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2005

Hibbett Sporting Goods, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	63-1074067
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane

Birmingham, Alabama 35211

(Address of principal executive offices)

(205) 942-4292

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

At a meeting of the Compensation Committee of Hibbett Sporting Goods, Inc. held on December 15, 2005, four equity award agreements were approved and adopted relating to the Company’s 2005 Equity Incentive Plan (“Plan”) for employees. The award agreements define the terms and restrictions of awards granted based on type under the Plan.

The full text of each agreement described above is attached as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Standard Restricted Stock Unit Award Agreement
10.2	Executive Restricted Stock Unit Award Agreement
10.3	Standard Incentive Stock Option Agreement
10.4	Standard Non-Qualified Option Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTING GOODS, INC.

/s/ Gary A. Smith
Date: December 19, 2005	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

10.1	Standard Restricted Stock Unit Award Agreement
10.2	Executive Restricted Stock Unit Award Agreement
10.3	Standard Incentive Stock Option Agreement
10.4	Standard Non-Qualified Option Agreement

EXHIBIT 10.1

HIBBETT SPORTING GOODS, INC.

STANDARD RESTRICTED STOCK UNIT AWARD AGREEMENT

NOTE: This document incorporates the accompanying Grant Letter, and together they constitute a single Agreement which governs the terms and conditions of your Award in accordance with the Company’s 2005 Equity Incentive Plan.

THIS AGREEMENT (“Agreement”), is effective as of the Grant Date specified in the accompanying Grant Letter, by and between the Participant and Hibbett Sporting Goods, Inc. (together with its subsidiaries, “Company”).

A.	The Company maintains the 2005 Equity Incentive Plan (“EIP” or “Plan”).

B.         The Participant has been selected by the committee administering the EIP (“Committee”) to receive a Restricted Stock Unit Award under the Plan.

C.         Key terms and important conditions of the Award are set forth in the cover letter (“Grant Letter”) which was delivered to the Participant at the same time as this document. This Agreement contains general provisions relating to the Award.

IT IS AGREED, by and between the Company and the Participant, as follows:

1.          Terms of Award . The following terms used in this Agreement shall have the meanings set forth in this paragraph 1:

(a)	The “Participant” is the individual named in the Grant Letter.
(b)	The “Grant Date” is the date of the Grant Letter.

(c)         The “Units” means an award denominated in shares of the Company’s Stock as specified in the Grant Letter.

(d)         The “Restricted Period” shall begin on the Grant Date and end on the fifth anniversary of the Grant Letter.

Other terms used in this Agreement are defined pursuant to paragraph 8 or elsewhere in this Agreement.

2.           Award. Subject to the terms and conditions of this Agreement, the Participant is hereby granted the number of Units set forth in paragraph 1.

3.          Settlement of Awards. The Company shall deliver to the Participant one share of Stock (or cash equal to the Fair Market Value of one share of Stock) for each vested Unit, as determined in accordance with the provisions of Grant Letter and this Agreement. The Units payable to the Participant in accordance with the provisions of this paragraph 3 shall be paid solely in shares of Stock, solely in cash based on the Fair Market Value of the Stock (determined as of the first business day next following the last day of the Restricted Period), or in a combination of the two, as determined by the Committee in its sole discretion, except that cash shall be distributed in lieu of any fractional share of Stock.

4.          Time of Payment. Except as otherwise provided in this Agreement, payment of Units vested in accordance with the provisions of paragraph 5 will be delivered as soon as practicable after the end of the Restricted Period.

5.	Vesting and Forfeiture of Units.

(a)         Units shall vest, and the Participant shall be entitled to settlement on Units when the Restricted Period has ended. Except in the situations described below, if the Participant’s Date of Termination occurs during the Restricted Period, then Units shall be forfeited.

(b)         Units shall vest prior to the end of the Restricted Period, and the Participant shall become entitled to settlement on Units, in the following situations:

(i)          If the Participant’s Date of Termination occurs by reason of the Participant’s death, Disability or Retirement, then the Units vest as of the Participant’s Date of Termination.

(ii)         If (x) a Change in Control occurs prior to the end of the Restricted Period, (y) the Participant’s Date of Termination does not occur before the Change in Control date, and (z) the Committee determines to accelerate such vesting, then the Units vest as of the date of the Change in Control.

(c)         The Participant shall forfeit all unvested Units as of the date on which the Committee determines the Participant materially violated (A) the provisions of paragraph 10 below or (B) any non-competition agreement which the Participant may have entered into with the Company.

6.          Withholding. All deliveries and distributions under this Agreement are subject to withholding of all applicable taxes. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts due to Participant) or make other arrangements for the collection of all legally required amounts necessary to satisfy such withholding or (b) require the Participant promptly to remit such amounts to the Company. Subject to such rules and limitations as may be established by the Committee from time to time, the withholding obligations described in this Section 6 may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan, including shares of Stock to be settled under this Agreement.

7.          Transferability. Units may not be sold, assigned, transferred, pledged or otherwise encumbered until the expiration of the Restricted Period or, if earlier, until the Participant is vested in the Units. Transfers at death are governed by paragraph 9(c) below.

8.          Definitions. For purposes of this Agreement, the terms used in this Agreement shall have the following meanings:

(a)         Change in Control. The term “Change in Control” shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) a successful tender offer for the Common Stock of the Company, after which the tendering party holds more than 30% of the issued and outstanding Common Stock of the Company, or (d) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, at least 70% of the outstanding shares of the surviving company after the transaction.

(b)         Date of Termination. The Participant’s “Date of Termination” shall be the day immediately prior to the first day on which the Participant is not employed by the Company or any Subsidiary, regardless of the reason for the termination of employment; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries; and further provided that the Participant’s employment shall not be considered terminated while the Participant is on a leave of absence approved by the Participant’s employer.

(c)         Disability. Except as otherwise provided by the Committee, the Participant shall be considered to have a “Disability” during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

(d)         Retirement. “Retirement” of the Participant shall mean, with the approval of the Committee, the occurrence of the Participant’s Date of Termination on or after the date the Participant attains age sixty-five (65), following at least five (5) years of service.

(e)         Plan Definitions. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan is similarly used in this Agreement.

9.	Binding Effect; Heirs and Successors.

(a)         The terms and conditions of this Agreement shall be effective upon delivery to the Participant, with or without execution by the Participant.

(b)         This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company’s assets and business.

(c)         If any rights exercisable by the Participant or benefits deliverable to the Participant under this Agreement have not been exercised or delivered, respectively, at the time of the Participant’s death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be delivered to the Designated Beneficiary, in accordance with the provisions of this Agreement and the Plan. The “Designated Beneficiary” shall be the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant designates a beneficiary and the Designated Beneficiary survives the Participant but dies before the Designated Beneficiary’s exercise of all rights under this Agreement or before the complete distribution of benefits to the Designated Beneficiary under this Agreement, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

10.        Disclosure of Information. The Participant recognizes and acknowledges that the Company’s trade secrets, confidential information, and the proprietary information, including customer and vendor lists and computer data and programs (collectively “Confidential Information”), are valuable, special and unique assets of the Company’s business, access to and knowledge of which are essential to the performance of the Participant’s duties. The Participant will not, before or after his Date of Termination, in whole or in part, disclose such Confidential Information to any person or entity or make such Confidential Information public for any purpose whatsoever, nor shall the Participant make use of such Confidential Information for the Participant’s own purposes or for the benefit of any person or entity other than the Company under any circumstances before or after the Participant’s Date of Termination; provided that this prohibition shall not apply after the Participant’s Date of Termination to Confidential Information that has become publicly known through no action of the Participant. The Participant shall consider and treat as the Company’s property all memoranda, books, records, papers, letters, computer data or programs, or customer lists, including any copies thereof in human- or machine- readable form, in any way relating to the Company’s business or affairs, financial or otherwise, whether created by the Participant or coming into his or her possession, and shall deliver the same to the Company on the Date of Termination or, on demand of the Company, at any earlier time.

11.        Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding on all persons. Such powers or decision-making may be delegated, to the extent permitted by the Plan, to one or more of Committee members or any other person or persons selected by the Committee.

12.        Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall wholly incorporate and be subject to the terms of the Plan, a copy of which may be obtained from the Chief Financial Officer of the Company (or such other party as the Company may designate); and this Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan.

13.	No Implied Rights.

(a)         The award of Units will not confer on the Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Participant’s employment or other service at any time.

(b)         The Participant shall not have any rights of a shareholder with respect to the Units until shares of Stock have been duly issued following settlement of the Award as provided herein.

14.        Notices. Any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated by the Company’s records, or if to the Company, at the Company’s principal executive office.

15.        Amendment. This Agreement may be amended by written agreement of the Participant and the Company, without the consent of any other person.

16.        Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the State of Alabama without giving effect to the choice-of-law provisions thereof. The Circuit Court of the City of Birmingham and the United States District Court, Northern District of Alabama, Birmingham Division shall be the exclusive courts of jurisdiction and venue for any litigation, special proceeding or other proceeding as between the parties that may be brought, or arise out of, in connection with, or by reason of this Agreement. The parties hereby consent to the jurisdiction of such courts.

EXHIBIT 10.2

HIBBETT SPORTING GOODS, INC.

EXECUTIVE RESTRICTED STOCK UNIT AWARD AGREEMENT

NOTE: This document incorporates the accompanying Grant Letter, and together they constitute a single Agreement which governs the terms and conditions of your Award in accordance with the Company’s 2005 Equity Incentive Plan.

THIS AGREEMENT (“Agreement”), is effective as of the Grant Date specified in the accompanying Grant Letter, by and between the Participant and Hibbett Sporting Goods, Inc. (together with its subsidiaries, “Company”).

A.         The Company maintains the 2005 Equity Incentive Plan (“EIP” or “Plan”).

B.         The Participant has been selected by the committee administering the EIP (“Committee”) to receive a Restricted Stock Unit Award under the Plan.

C.         Key terms and important conditions of the Award are set forth in the cover letter (“Grant Letter”) which was delivered to the Participant at the same time as this document. This Agreement contains general provisions relating to the Award.

IT IS AGREED, by and between the Company and the Participant, as follows:

1.         Terms of Award . The following terms used in this Agreement shall have the meanings set forth in this paragraph 1:

(a)	The “Participant” is the individual named in the Grant Letter.
(b)	The “Grant Date” is the date of the Grant Letter.

(c)         The “Units” means an award denominated in shares of the Company’s Stock as specified in the Grant Letter.

(d)         The “Restricted Period” shall begin on the Grant Date and end on the fifth anniversary of the Grant Letter, provided that the Restricted Period shall sooner terminate with respect to one-half (1/2) of the total Units at such time as the Committee issues its written determination that the performance objectives set forth on Schedule A of the Grant Letter (if any) have been met.

Other terms used in this Agreement are defined pursuant to paragraph 8 or elsewhere in this Agreement.

2.           Award. Subject to the terms and conditions of this Agreement, the Participant is hereby granted the number of Units set forth in paragraph 1.

3.          Settlement of Awards. The Company shall deliver to the Participant one share of Stock (or cash equal to the Fair Market Value of one share of Stock) for each vested Unit, as determined in accordance with the provisions of Grant Letter and this Agreement. The Units payable to the Participant in accordance with the provisions of this paragraph 3 shall be paid solely in shares of Stock, solely in cash based on the Fair Market Value of the Stock (determined as of the first business day next following the last day of the Restricted Period), or in a combination of the two, as determined by the Committee in its sole discretion, except that cash shall be distributed in lieu of any fractional share of Stock.

4.          Time of Payment. Except as otherwise provided in this Agreement, payment of Units vested in accordance with the provisions of paragraph 5 will be delivered as soon as practicable after the end of the Restricted Period.

5.	Vesting and Forfeiture of Units.

(a)         Units shall vest, and the Participant shall be entitled to settlement on Units when the Restricted Period has ended. Except in the situations described below, if the Participant’s Date of Termination occurs during the Restricted Period, then Units shall be forfeited.

(b)         Units shall vest prior to the end of the Restricted Period, and the Participant shall become entitled to settlement on Units, in the following situations:

(i)          If the Participant’s Date of Termination occurs by reason of the Participant’s death, Disability or Retirement, then the Units vest as of the Participant’s Date of Termination.

(ii)         If (x) a Change in Control occurs prior to the end of the Restricted Period, (y) the Participant’s Date of Termination does not occur before the Change in Control date, and (z) the Committee determines to accelerate such vesting, then the Units vest as of the date of the Change in Control.

(c)         The Participant shall forfeit all unvested Units as of the date on which the Committee determines the Participant materially violated (A) the provisions of paragraph 10 below or (B) any non-competition agreement which the Participant may have entered into with the Company.

6.          Withholding. All deliveries and distributions under this Agreement are subject to withholding of all applicable taxes. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts due to Participant) or make other arrangements for the collection of all legally required amounts necessary to satisfy such withholding or (b) require the Participant promptly to remit such amounts to the Company. Subject to such rules and limitations as may be established by the Committee from time to time, the withholding obligations described in this Section 6 may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan, including shares of Stock to be settled under this Agreement.

7.          Transferability. Units may not be sold, assigned, transferred, pledged or otherwise encumbered until the expiration of the Restricted Period or, if earlier, until the Participant is vested in the Units. Transfers at death are governed by paragraph 9(c) below.

8.          Definitions. For purposes of this Agreement, the terms used in this Agreement shall have the following meanings:

(a)         Change in Control. The term “Change in Control” shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) a successful tender offer for the Common Stock of the Company, after which the tendering party holds more than 30% of the issued and outstanding Common Stock of the Company, or (d) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, at least 70% of the outstanding shares of the surviving company after the transaction.

(b)         Date of Termination. The Participant’s “Date of Termination” shall be the day immediately prior to the first day on which the Participant is not employed by the Company or any Subsidiary, regardless of the reason for the termination of employment; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries; and further provided that the Participant’s employment shall not be considered terminated while the Participant is on a leave of absence approved by the Participant’s employer.

(c)         Disability. Except as otherwise provided by the Committee, the Participant shall be considered to have a “Disability” during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

(d)         Retirement. “Retirement” of the Participant shall mean, with the approval of the Committee, the occurrence of the Participant’s Date of Termination on or after the date the Participant attains age sixty-five (65), following at least five (5) years of service.

(e)         Plan Definitions. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan is similarly used in this Agreement.

9.	Binding Effect; Heirs and Successors.

(a)         The terms and conditions of this Agreement shall be effective upon delivery to the Participant, with or without execution by the Participant.

(b)         This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company’s assets and business.

(c)         If any rights exercisable by the Participant or benefits deliverable to the Participant under this Agreement have not been exercised or delivered, respectively, at the time of the Participant’s death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be delivered to the Designated Beneficiary, in accordance with the provisions of this Agreement and the Plan. The “Designated Beneficiary” shall be the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant designates a beneficiary and the Designated Beneficiary survives the Participant but dies before the Designated Beneficiary’s exercise of all rights under this Agreement or before the complete distribution of benefits to the Designated Beneficiary under this Agreement, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

10.        Disclosure of Information. The Participant recognizes and acknowledges that the Company’s trade secrets, confidential information, and the proprietary information, including customer and vendor lists and computer data and programs (collectively “Confidential Information”), are valuable, special and unique assets of the Company’s business, access to and knowledge of which are essential to the performance of the Participant’s duties. The Participant will not, before or after his Date of Termination, in whole or in part, disclose such Confidential Information to any person or entity or make such Confidential Information public for any purpose whatsoever, nor shall the Participant make use of such Confidential Information for the Participant’s own purposes or for the benefit of any person or entity other than the Company under any circumstances before or after the Participant’s Date of Termination; provided that this prohibition shall not apply after the Participant’s Date of Termination to Confidential Information that has become publicly known through no action of the Participant. The Participant shall consider and treat as the Company’s property all memoranda, books, records, papers, letters, computer data or programs, or customer lists, including any copies thereof in human- or machine- readable form, in any way relating to the Company’s business or affairs, financial or otherwise, whether created by the

Participant or coming into his or her possession, and shall deliver the same to the Company on the Date of Termination or, on demand of the Company, at any earlier time.

11.        Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding on all persons. Such powers or decision-making may be delegated, to the extent permitted by the Plan, to one or more of Committee members or any other person or persons selected by the Committee.

12.        Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall wholly incorporate and be subject to the terms of the Plan, a copy of which may be obtained from the Chief Financial Officer of the Company (or such other party as the Company may designate); and this Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan.

13.	No Implied Rights.

(a)         The award of Units will not confer on the Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Participant’s employment or other service at any time.

(b)         The Participant shall not have any rights of a shareholder with respect to the Units until shares of Stock have been duly issued following settlement of the Award as provided herein.

14.        Notices. Any written notices provided for in this Agreement or the Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated by the Company’s records, or if to the Company, at the Company’s principal executive office.

15.        Amendment. This Agreement may be amended by written agreement of the Participant and the Company, without the consent of any other person.

16.        Governing Law; Jurisdiction. This Agreement shall be governed by the laws of the State of Alabama without giving effect to the choice-of-law provisions thereof. The Circuit Court of the City of Birmingham and the United States District Court, Northern District of Alabama, Birmingham Division shall be the exclusive courts of jurisdiction and venue for any litigation, special proceeding or other proceeding as between the parties that may be brought, or arise out of, in connection with, or by reason of this Agreement. The parties hereby consent to the jurisdiction of such courts.

EXHIBIT 10.3

HIBBETT SPORTING GOODS, INC.

STANDARD INCENTIVE STOCK OPTION AGREEMENT

NOTE: This document incorporates the accompanying Grant Letter, and together they constitute a single Agreement which governs the terms and conditions of your Option in accordance with the Company’s 2005 Equity Incentive Plan.

THIS AGREEMENT (“Agreement”), is effective as of the Grant Date specified in the accompanying Grant Letter, by and between the Participant and Hibbett Sporting Goods, Inc. (“Company”).

A.	The Company maintains the 2005 Equity Incentive Plan (“EIP” or “Plan).

B.         The Participant has been selected by the committee administering the EIP to receive an Incentive Stock Option Award.

C.         Key terms and important conditions of the Award are set forth in the cover letter (“Grant Letter”) which was delivered to the Participant at the same time as this document. This Agreement contains general provisions relating to the Award.

IT IS AGREED, by and between the Company and the Participant, as follows:

1.          Terms of Award . The following terms used in this Agreement shall have the meanings set forth in this paragraph 1:

(a)	The “Participant” is the individual named in the Grant Letter.
(b)	The “Grant Date” is the date of the Grant Letter.

(c)         The “Covered Shares” is that number of shares of the Company’s Stock specified in the Grant Letter.

(d)	The “Exercise Price” is the price per common share set forth in the Grant Letter.

Other terms used in this Agreement are defined pursuant to paragraph 8 or elsewhere in this Agreement.

2.          Award and Exercise Price. This Agreement specifies the terms of the option (the “Option”) granted to the Participant to purchase the number of Covered Shares at the Exercise Price per share. The Option is an “incentive stock option” as that term is used in Code section 422. To the extent that the aggregate fair market value (determined at the time of grant of Shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year under all plans of the Company exceeds $100,000, the options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as nonstatutory stock options. [It should be understood that there is no assurance that the Option will, in fact, be treated as an incentive stock option.]

3.          Date of Exercise. Subject to the limitations of this Agreement, the Option shall be exercisable in several installments according to the schedule set forth on the Grant Letter. An installment shall not become exercisable on the otherwise applicable vesting date if the Participant’s Date of Termination occurs on or before such vesting date. Notwithstanding the foregoing provisions, however, the Option shall accelerate and become exercisable with respect to all of the Covered Shares (to the extent it is not then otherwise exercisable) in the following situations:

(a)         The Option shall become fully exercisable upon the Participant’s Date of Termination, if the Participant’s Date of Termination occurs by reason of the Participant’s death, Disability or Retirement.

(b)         The Option shall become fully exercisable upon a Change in Control, if (i) the Participant’s Date of Termination does not occur before the Change in Control and (ii) the Committee determines to accelerate such exercisability.

The Option may be exercised on or after the Date of Termination only as to that portion of the Covered Shares as to which it was exercisable immediately prior to the Date of Termination, or as to which it became exercisable on the Date of Termination in accordance with this paragraph 3.

4.          Expiration. The Option shall not be exercisable after the Company’s close of business on the last business day prior to the Expiration Date. The “Expiration Date” shall be earliest to occur of:

(a)	the eighth (8th) anniversary of the Grant Date;

(b)         twelve (12) months after such Date of Termination if the Participant’s termination occurs by reason of death or Disability or if the Participant is terminated by the Company without cause;

(c)         the 90-day anniversary of such Date of Termination if the Participant’s termination occurs for any reason other than Retirement or any of those described in paragraphs (b), (d) or (e) of this Section 4; or

(d)	the Date of Termination if the Participant’s is terminated for Cause; or

(e)         the date on which the Committee determines the Participant materially violated (i) the provisions of paragraph 10 below or (ii) any non-competition agreement which the Participant may have entered into with the Company.

5.	Method of Option Exercise.

(a)         Subject to the terms of this Agreement and the Plan, the Option may be exercised in whole or in part by filing a written notice with the Chief Financial Officer (or such other party as the Company may designate) of the Company at its corporate headquarters prior to the Company’s close of business on the last business day that occurs prior to the Expiration Date. Such notice shall specify the number of Covered Shares which the Participant elects to purchase, and shall be accompanied by payment of the Exercise Price for such shares of Stock indicated by the Participant’s election.

(b)         Payment shall be by cash or by check payable to the Company. Except as otherwise provided by the Committee before the Option is exercised; (i) all or a portion of the Exercise Price may be paid by the Participant by delivery of shares of Stock that have been owned by the Participant for at least six (6) months and are otherwise acceptable to the Committee having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required; and (ii) the Participant may pay the Exercise Price by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(c)         The Option shall not be exercisable if and to the extent the Company determines that such exercise would violate applicable state or Federal securities laws or the rules and regulations of any securities exchange on which the Stock is traded. If the Company makes such a determination, it shall use all reasonable efforts to obtain compliance with such laws, rules and regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company.

6.          Withholding. All deliveries and distributions under this Agreement are subject to withholding of all applicable taxes. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts due to Participant) or make other arrangements for the collection of all legally required amounts necessary to satisfy such withholding or (b) require the Participant promptly to remit such amounts to the Company. Subject to such rules and limitations as may be established by the Committee from time to time, the withholding obligations described in this Section 6 may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan, including shares of Stock to be settled under this Agreement.

7.          Transferability. The Option is not transferable and, during the Participant’s life, may be exercised only by the Participant. Transfers at death are governed by paragraph 9(c) below.

8.          Definitions. For purposes of this Agreement, the terms used in this Agreement shall be subject to the following:

(a)         Change in Control. The Term “Change in Control” shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) a successful tender offer for the Common Stock of the Company, after which the tendering party holds more than 30% of the issued and outstanding Common Stock of the Company, or (d) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, at least 70% of the outstanding shares of the surviving company after the transaction.

(b)         Date of Termination. The Participant’s “Date of Termination” shall be the day immediately prior to the first day on which the Participant is not employed by the Company or any Subsidiary, regardless of the reason for the termination of employment; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries; and further provided that the Participant’s employment shall not be considered terminated while the Participant is on a leave of absence approved by the Participant’s employer.

(c)         Disability. Except as otherwise provided by the Committee, the Participant shall be considered to have a “Disability” during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

(d)         Cause. Termination for “Cause” shall mean termination in connection with any of the following: (a) the failure or continued refusal to discharge duties efficiently or diligently; (b) any indictment for, conviction of, or plea of guilty or nolo contendere to, any crime (whether or not a felony) involving dishonesty, fraud or breach of trust, under any law to which the Participant may be subject; (c) any knowing act which has resulted or is likely to result in material harm to the business, reputation, employees or directors of the Company or its Subsidiaries; (d) failure to cooperate in any company investigation; or (e) any breach of any approved code of ethics or business conduct.

(e)         Retirement. “Retirement” of the Participant shall mean, with the approval of the Committee, the occurrence of the Participant’s Date of Termination on or after the date the Participant attains age sixty-five (65) years, following at least five (5) years of service.

(f)          Plan Definitions. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan is similarly used in this Agreement.

9.	Binding Effect; Heirs and Successors.

(a)         The terms and conditions of this Agreement shall be effective upon delivery to the Participant, with or without execution by the Participant.

(b)         This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company’s assets and business.

(c)         If any rights exercisable by the Participant or benefits deliverable to the Participant under this Agreement have not been exercised or delivered, respectively, at the time of the Participant’s death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be delivered to the Designated Beneficiary, in accordance with the provisions of this Agreement and the Plan. The “Designated Beneficiary” shall be the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant designates a beneficiary and the Designated Beneficiary survives the Participant but dies before the Designated Beneficiary’s exercise of all rights under this Agreement or before the complete distribution of benefits to the Designated Beneficiary under this Agreement, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

10.        Disclosure of Information. The Participant recognizes and acknowledges that the Company’s trade secrets, confidential information, and proprietary information, including customer and vendor lists and computer data and programs (collectively “Confidential Information”), are valuable, special and unique assets of the Company’s business, access to and knowledge of which are essential to the performance of the Participant’s duties. The Participant will not, before or after his Date of Termination, in whole or in part, disclose such Confidential Information to any person or entity or make such Confidential Information public for any purpose whatsoever, nor shall the Participant make use of such Confidential Information for the Participant’s own purposes or for the benefit of any person or entity other than the Company under the circumstances before or after the Participant’s Date of Termination; provided that this prohibition shall not apply after the Participant’s Date of Termination to Confidential Information that has become publicly know through no action of the Participant. The Participant shall consider and treat as the Company’s property all memoranda, books, records, papers, letters, computer data or programs, or customer lists, including any copies thereof in human- or machine- readable form, in any way relating to the Company’s business or affairs, financial or otherwise, whether created by the Participant or coming into his or her possession, and shall deliver the same to the Company on the Date of Termination or, on demand of the Company, at any earlier time.

11.        Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding on all persons. Such powers or decision-making may be delegated, to the extent permitted by the Plan, to one or more of Committee members or any other person or persons selected by the Committee.

12.        Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall wholly incorporate and be subject to the terms of the Plan, a copy of which may be obtained from the Chief Financial Officer of the Company (or such other party as the Company may designate); and this Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan.

13.	No Implied Rights.

(a)         The Option will not confer on the Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, not will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Participant’s employment or other service at any time.

(b)         The Participant shall not have any rights of a shareholder with respect to the shares subject to the Option, until a stock certificate has been duly issued following exercise of the Option as provided herein.

14.        Notices. Any written notices provided for in this Agreement or Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated by the Company’s records, or if to the Company, at the Company’s principal executive office.

15.        Fractional Shares. In lieu of issuing a fraction of a share upon any exercise of the Option, resulting from an adjustment of the Option pursuant to Section 4.2(f) of the Plan or otherwise, the Company will be entitled to pay to the Participant an amount equal to the fair market value of such fractional share.

16.        Amendment. This Agreement may be amended by written agreement of the Participant and the Company, without the consent of any other person.

17.        Governing Law; Jurisdiction. This Agreement shall be governed by the law of the State of Alabama without giving effect to the choice-of-law provisions thereof. The Circuit Court of the City of Birmingham and the United States District Court, Northern District of Alabama, Birmingham Division shall be the exclusive courts of jurisdiction and venue for any litigation, special proceeding or other proceeding as between the parties that may be brought, or arise out of, in connection with, or by reason of this Agreement. The parties hereby consent to the jurisdiction of such courts.

EXHIBIT 10.4

HIBBETT SPORTING GOODS, INC.

STANDARD NON-QUALIFIED OPTION AGREEMENT

NOTE: This document incorporates the accompanying Grant Letter, and together they constitute a single Agreement which governs the terms and conditions of your Option in accordance with the Company’s 2005 Equity Incentive Plan.

THIS AGREEMENT (“Agreement”), is effective as of the Grant Date specified in the accompanying Grant Letter, by and between the Participant and Hibbett Sporting Goods, Inc. (“Company”).

A.	The Company maintains the 2005 Equity Incentive Plan (“EIP” or “Plan”).

B.         The Participant has been selected by the committee administering the EIP to receive a Non-Qualified Stock Option Award.

C.         Key terms and important conditions of the Award are set forth in the cover letter (“Grant Letter”) which was delivered to the Participant at the same time as this document. This Agreement contains general provisions relating to the Award.

IT IS AGREED, by and between the Company and the Participant, as follows:

1.	Terms of Award . The following terms used in this Agreement shall have the meanings set forth in this paragraph 1:

(a)	The “Participant” is the individual named in the Grant Letter.
(b)	The “Grant Date” is the date of the Grant Letter.

(c)         The “Covered Shares” is that number of shares of the Company’s Stock specified in the Grant Letter.

(d)	The “Exercise Price” is the price per common share set forth in the Grant Letter.

Other terms used in this Agreement are defined pursuant to paragraph 8 or elsewhere in this Agreement.

2.          Award and Exercise Price. This Agreement specifies the terms of the option (the “Option”) granted to the Participant to purchase the number of Covered Shares at the Exercise Price per share. The Option is not an “incentive stock option” as that term is used in Code section 422.

3.          Date of Exercise. Subject to the limitations of this Agreement, the Option shall be exercisable in several installments according to the schedule set forth on the Grant Letter. An installment shall not become exercisable on the otherwise applicable vesting date if the Participant’s Date of Termination occurs on or before such vesting date. Notwithstanding the foregoing provisions, however, the Option shall accelerate and become exercisable with respect to all of the Covered Shares (to the extent it is not then otherwise exercisable) in the following situations:

(a)         The Option shall become fully exercisable upon the Participant’s Date of Termination, if the Participant’s Date of Termination occurs by reason of the Participant’s death, Disability or Retirement.

(b)         The Option shall become fully exercisable upon a Change in Control, if (i) the Participant’s Date of Termination does not occur before the Change in Control and (ii) the Committee determines to accelerate such exercisability.

The Option may be exercised on or after the Date of Termination only as to that portion of the Covered Shares as to which it was exercisable immediately prior to the Date of Termination, or as to which it became exercisable on the Date of Termination in accordance with this paragraph 3.

4.          Expiration. The Option shall not be exercisable after the Company’s close of business on the last business day prior to the Expiration Date. The “Expiration Date” shall be earliest to occur of:

(a)	the eighth (8th) anniversary of the Grant Date;

(b)         twelve (12) months after such Date of Termination if the Participant’s termination occurs by reason of death or Disability or if the Participant is terminated by the Company without cause;

(c)         the 90-day anniversary of such Date of Termination if the Participant’s termination occurs for any reason other than Retirement or any of those described in paragraphs (b), (d) or (e) of this Section 4; or

(d)	the Date of Termination if the Participant’s is terminated for Cause; or

(e)         the date on which the Committee determines the Participant materially violated (i) the provisions of paragraph 10 below or (ii) any non-competition agreement which the Participant may have entered into with the Company.

5.	Method of Option Exercise.

(a)         Subject to the terms of this Agreement and the Plan, the Option may be exercised in whole or in part by filing a written notice with the Chief Financial Officer (or such other party as the Company may designate) of the Company at its corporate headquarters prior to the Company’s close of business on the last business day that occurs prior to the Expiration Date. Such notice shall specify the number of Covered Shares which the Participant elects to purchase, and shall be accompanied by payment of the Exercise Price for such shares of Stock indicated by the Participant’s election.

(b)         Payment shall be by cash or by check payable to the Company. Except as otherwise provided by the Committee before the Option is exercised; (i) all or a portion of the Exercise Price may be paid by the Participant by delivery of shares of Stock that have been owned by the Participant for at least six (6) months and are otherwise acceptable to the Committee having an aggregate Fair Market Value (valued as of the date of exercise) that is equal to the amount of cash that would otherwise be required; and (ii) the Participant may pay the Exercise Price by authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(c)         The Option shall not be exercisable if and to the extent the Company determines that such exercise would violate applicable state or Federal securities laws or the rules and regulations of any securities exchange on which the Stock is traded. If the Company makes such a determination, it shall use all reasonable efforts to obtain compliance with such laws, rules and regulations. In making any determination hereunder, the Company may rely on the opinion of counsel for the Company.

6.          Withholding. All deliveries and distributions under this Agreement are subject to withholding of all applicable taxes. The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts due to Participant) or make other arrangements for the collection of all legally required amounts necessary to satisfy such withholding or (b) require the Participant promptly to remit such amounts to the Company. Subject to such rules and limitations as may be established by the Committee from time to time, the withholding obligations described in this Section 6 may be satisfied through the surrender of shares of Stock which the Participant already owns, or to which the Participant is otherwise entitled under the Plan, including shares of Stock to be settled under this Agreement.

7.          Transferability. The Option is not transferable and, during the Participant’s life, may be exercised only by the Participant. Transfers at death are governed by paragraph 9(c) below.

8.          Definitions. For purposes of this Agreement, the terms used in this Agreement shall be subject to the following:

(a)         Change in Control. The Term “Change in Control” shall mean (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, (c) a successful tender offer for the Common Stock of the Company, after which the tendering party holds more than 30% of the issued and outstanding Common Stock of the Company, or (d) a merger, consolidation, share exchange, or other transaction to which the Company is a party pursuant to which the holders of all of the shares of the Company outstanding prior to such transaction do not hold, directly or indirectly, at least 70% of the outstanding shares of the surviving company after the transaction.

(b)         Date of Termination. The Participant’s “Date of Termination” shall be the day immediately prior to the first day on which the Participant is not employed by the Company or any Subsidiary, regardless of the reason for the termination of employment; provided that a termination of employment shall not be deemed to occur by reason of a transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries; and further provided that the Participant’s employment shall not be considered terminated while the Participant is on a leave of absence approved by the Participant’s employer.

(c)         Disability. Except as otherwise provided by the Committee, the Participant shall be considered to have a “Disability” during the period in which the Participant is unable, by reason of a medically determinable physical or mental impairment, to engage in any substantial gainful activity, which condition, in the opinion of a physician selected by the Committee, is expected to have a duration of not less than 120 days.

(d)         Cause. Termination for “Cause” shall mean termination in connection with any of the following: (a) the failure or continued refusal to discharge duties efficiently or diligently; (b) any indictment for, conviction of, or plea of guilty or nolo contendere to, any crime (whether or not a felony) involving dishonesty, fraud or breach of trust, under any law to which the Participant may be subject; (c) any knowing act which has resulted or is likely to result in material harm to the business, reputation, employees or directors of the Company or its Subsidiaries; (d) failure to cooperate in any company investigation; or (e) any breach of any approved code of ethics or business conduct.

(e)         Retirement. “Retirement” of the Participant shall mean, with the approval of the Committee, the occurrence of the Participant’s Date of Termination on or after the date the Participant attains age sixty-five (65) years, following at least five (5) years of service.

(f)          Plan Definitions. Except where the context clearly implies or indicates the contrary, a word, term, or phrase used in the Plan is similarly used in this Agreement.

9.	Binding Effect; Heirs and Successors.

(a)         The terms and conditions of this Agreement shall be effective upon delivery to the Participant, with or without execution by the Participant.

(b)         This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company’s assets and business.

(c)         If any rights exercisable by the Participant or benefits deliverable to the Participant under this Agreement have not been exercised or delivered, respectively, at the time of the Participant’s death, such rights shall be exercisable by the Designated Beneficiary, and such benefits shall be delivered to the Designated Beneficiary, in accordance with the provisions of this Agreement and the Plan. The “Designated Beneficiary” shall be the beneficiary or beneficiaries designated by the Participant in a writing filed with the Committee in such form and at such time as the Committee shall require. If a deceased Participant fails to designate a beneficiary, or if the Designated Beneficiary does not survive the Participant, any rights that would have been exercisable by the Participant and any benefits distributable to the Participant shall be exercised by or distributed to the legal representative of the estate of the Participant. If a deceased Participant designates a beneficiary and the Designated Beneficiary survives the Participant but dies before the Designated Beneficiary’s exercise of all rights under this Agreement or before the complete distribution of benefits to the Designated Beneficiary under this Agreement, then any rights that would have been exercisable by the Designated Beneficiary shall be exercised by the legal representative of the estate of the Designated Beneficiary, and any benefits distributable to the Designated Beneficiary shall be distributed to the legal representative of the estate of the Designated Beneficiary.

10.        Disclosure of Information. The Participant recognizes and acknowledges that the Company’s trade secrets, confidential information, and proprietary information, including customer and vendor lists and computer data and programs (collectively “Confidential Information”), are valuable, special and unique assets of the Company’s business, access to and knowledge of which are essential to the performance of the Participant’s duties. The Participant will not, before or after his Date of Termination, in whole or in part, disclose such Confidential Information to any person or entity or make such Confidential Information public for any purpose whatsoever, nor shall the Participant make use of such Confidential Information for the Participant’s own purposes or for the benefit of any person or entity other than the Company under the circumstances before or after the Participant’s Date of Termination; provided that this prohibition shall not apply after the Participant’s Date of Termination to Confidential Information that has become publicly know through no action of the Participant. The Participant shall consider and treat as the Company’s property all memoranda, books, records, papers, letters, computer data or programs, or customer lists, including any copies thereof in human- or machine- readable form, in any way relating to the Company’s business or affairs, financial or otherwise, whether created by the Participant or coming into his or her possession, and shall deliver the same to the Company on the Date of Termination or, on demand of the Company, at any earlier time.

11.        Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan. Any interpretation of the Agreement by the Committee and any decision made by it with respect to the Agreement is final and binding on all persons. Such powers or decision-making may be delegated, to the extent permitted by the Plan, to one or more of Committee members or any other person or persons selected by the Committee.

12.        Plan Governs. Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall wholly incorporate and be subject to the terms of the Plan, a copy of which may be obtained from the Chief Financial Officer of the Company (or such other party as the Company may designate); and this Agreement is subject to all interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan.

13.	No Implied Rights.

(a)         The Option will not confer on the Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, not will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of such Participant’s employment or other service at any time.

(b)         The Participant shall not have any rights of a shareholder with respect to the shares subject to the Option, until a stock certificate has been duly issued following exercise of the Option as provided herein.

14.        Notices. Any written notices provided for in this Agreement or Plan shall be in writing and shall be deemed sufficiently given if either hand delivered or if sent by fax or overnight courier, or by postage paid first class mail. Notices sent by mail shall be deemed received three business days after mailing but in no event later than the date of actual receipt. Notices shall be directed, if to the Participant, at the Participant’s address indicated by the Company’s records, or if to the Company, at the Company’s principal executive office.

15.        Fractional Shares. In lieu of issuing a fraction of a share upon any exercise of the Option, resulting from an adjustment of the Option pursuant to Section 4.2(f) of the Plan or otherwise, the Company will be entitled to pay to the Participant an amount equal to the fair market value of such fractional share.

16.        Amendment. This Agreement may be amended by written agreement of the Participant and the Company, without the consent of any other person.

17.        Governing Law; Jurisdiction. This Agreement shall be governed by the law of the State of Alabama without giving effect to the choice-of-law provisions thereof. The Circuit Court of the City of Birmingham and the United States District Court, Northern District of Alabama, Birmingham Division shall be the exclusive courts of jurisdiction and venue for any litigation, special proceeding or other proceeding as between the parties that may be brought, or arise out of, in connection with, or by reason of this Agreement. The parties hereby consent to the jurisdiction of such courts.

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